UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2017

Item 1. Reports to Stockholders.

DISCIPLINE AND
FOCUS––THE KEY
TO ANY LONG-
TERM GOAL

VILLX & VLEQX

Annual Report August 31, 2017

While many investors seeking yield and stability tend to invest in larger, more established companies, we continue to see that small companies outperform their large company counterparts in the long run. At  Villere and Company, we apply our proven, fundamental investment principles in our quest to identify opportunities overlooked by Wall Street, and to bring you optimal risk-adjusted returns and above-
average long-term growth. We hold fast to the time-tested methods of deep research and team approach that has been our tradition and hallmark for over a century. Find out more and see the latest national media coverage of the firm at: villere.com.

Villere Funds

Table of Contents

A Message to Our Shareholders	2

Sector Allocations	8

Expense Examples	10

Performance Chart and Analysis	12

Schedules of Investments	14

Statements of Assets and Liabilities	19

Statements of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	38

Approval of Investment Advisory Agreements	39

Trustees and Executive Officers	43

Additional Information	47

Privacy Notice	Inside Back Cover

Villere Funds

August 31, 2017

To Our Fellow Shareholders:

As a reminder, we launched the Villere Balanced Fund (the “Balanced Fund”) in 1999 to invest in both stocks and bonds.  In 2013, we decided to introduce the Villere Equity Fund (the “Equity Fund”) for investors that were not interested in bonds.  Generally speaking, the stocks held in the Equity Fund will be similar (but not identical) to the equity portion of the Balanced Fund.  Individual stock weightings will also differ between the two Funds.

Our ideal equity investment is a U.S.-domiciled publicly traded company that dominates its niche, is run by a terrific management team, is growing earnings, has little or no debt, and is valued reasonably.

We seek to build portfolios of our twenty to twenty-five best stock ideas and to hold stocks until our view on the company’s outlook changes or we consider the share price to be unsustainably high.  We typically hold stocks for three to five years or more.  In addition to potentially minimizing trading costs, this long holding period should create a lower tax burden for taxable accounts.  On the bond side, we tend to buy newly issued corporate debt and hold to maturity.

Villere Funds

Villere Balanced Fund Performance

The Balanced Fund posted a one-year return of 4.45%, a five-year annualized return of 6.01%, a ten-year annualized return of 6.56%, and an annualized return since inception of 7.67%.  While the longer term results continue to shine, the shorter periods lag.

					Since
Average Total Returns					Inception
for Period Ending 8/31/17	6 Mos.*	1 Year	5 Years	10 Years	9/30/99
Balanced Fund	0.42%	4.45%	6.01%	6.56%	7.67%
Bloomberg Barclays
Capital Intermediate
Government/Credit
Bond Index	2.06%	0.82%	1.75%	3.76%	4.62%
Lipper Balanced
Fund Index	4.71%	9.70%	8.33%	5.40%	5.43%
S&P 500® Total
Return Index	5.65%	16.23%	14.34%	7.61%	5.75%

*	Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Balanced Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Balanced Fund was 0.98%.

Villere Funds

Villere Equity Fund Performance

The Equity Fund returned 1.47% over the past year.  The Fund has returned 1.87% since inception (annualized), which lags both the S&P 500 Total Return Index and the Lipper Mid-Cap Growth Fund Index.

			Since
Average Total Returns			Inception
for Period Ending 8/31/17	6 Mos.*	1 Year	5/31/13
Villere Equity Fund	-2.16%	1.47%	1.87%
Lipper Mid-Cap Growth Fund Index	8.72%	16.89%	11.06%
S&P 500® Total Return Index	5.65%	16.23%	12.62%

*	Returns are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Equity Fund may be lower or higher than the performance quoted.  Current performance data for the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Villere Equity Fund was 1.26%.  The Fund imposes a 2.00% redemption fee on shares held for less than 60 days.

Market Commentary

As always, there are economic and global concerns that weigh on the market.  When we last wrote to you we reviewed the Brexit vote and the election of Donald Trump.  At the time of this writing, concerns focus on North Korean missile testing, hurricanes, and (once more) the Federal Reserve.

While we keep a watchful eye on these, and more macro-type topics, we are spending the bulk of our time monitoring our portfolio companies and seeking potential investments to add to the portfolios.  We continue to find interesting opportunities, but the prolonged bull market leads us to regularly lament the lack of compelling investments.

As we have for years, we believe bond yields are unattractive at these levels, and hold close to our minimum allocation to fixed income in the Balanced Fund (the Equity Fund does not hold bonds).

Villere Funds

Equity Discussion

As discussed in our fiscal mid-year update, we were pleased to have three of our holdings acquired during the past year.  The first was Epiq Systems, which was purchased by OMERS Private Equity and Harvest Partners.  Next up was Everbank, acquired by TIAA.  The third was BE Aerospace, which was being bought by Rockwell Collins.  We were a little sad to see three of our holdings disappear, but we are gratified to see that others found compelling value where we saw it (and we’re always happy to earn a nice share price premium for our clients).

We noted in the mid-year update that we had bought shares of Western Digital for the Equity Fund and since then have added it to the Balanced Fund.  As a reminder, Western Digital is a leader in digital memory storage.  Put simply, data is being created at a massive rate.  Based on the Cisco Global Cloud Index: Forecast and Methodology 2015-2020 white paper, capacity at data centers (also known as “the cloud”) is expected to grow at an annual rate of 40% for the next several years.  We believe that Western Digital is well positioned to benefit from this trend with its broad portfolio of products.

In the Equity Fund, we added a position in Ebix.  Ebix provides software and services primarily to the insurance industry.  Recently, Ebix has been aggressively making acquisitions, particularly growing its footprint in India.  We are impressed by Ebix’s management team and their vision, and believe the company has a lot of interesting opportunities going forward.

The top contributor in both Funds during the year was Skyworks.  Skyworks is a semiconductor company focused on allowing devices to manage wireless connections.  Your cellphone, for example, more than likely has a Skyworks microchip in it that enables you to seamlessly switch between WiFi and different cellular connections.  Shares have performed well with high expectations for the new Apple iPhone models.  Simply put, each iteration of the iPhone (Apple represents approximately 40% of revenues) has more Skyworks technology. If the new version of the phone sells as well as expected, Skyworks should be very well positioned to grow.

Not surprisingly, the worst performing stocks in both Funds were our two energy holdings, Apache and Gulfport Energy.  Oil and gas prices continue to languish, which prevented meaningful recovery in these two positions.  We continue to believe that it is important to have energy in the portfolio as an inflation hedge, but the experience over the last few years has been painful to say the least.

Villere Funds

Fixed Income Discussion (Pertains Only to Villere Balanced Fund)

As stated in the Balanced Fund prospectus, under normal market conditions the Fund will invest at least 25% of its assets in fixed-income securities.  At the end of August, the Fund held 31.2% of its assets in fixed income, including short-term investments.  The fixed income portfolio has a fairly short modified duration of 2.6 years, which suggests that it is less sensitive to shifts in interest rates as we look ahead to further moves by the Federal Reserve or other events that may raise interest rates.  The prospectus also allows us to invest up to 10% of the fixed income portfolio in non-investment grade bonds, and that figure currently stands at 7.9%.

Conclusion

We will continue to invest your money the way we always have, and will conduct extensive due diligence to assemble a portfolio of companies with great management teams, strong earnings power, and enviable market positions.  We will continue to maintain concentrated portfolios of only our best ideas.  As a result, we expect that our Funds will likely be more volatile than our peers; however we believe that our investors have the opportunity to be compensated for this volatility.  Further, we believe that our focus on small and medium-sized businesses that are based in the U.S. will help to insulate our investors from shifts in foreign markets.  On the fixed income side, we are cautiously positioned with a relatively low weighting to fixed income and a fairly conservative exposure to shifts in interest rates.

We appreciate both our shareholders and all of the advisers who have purchased the Funds for their clients.

Thank you for your interest in the Villere Balanced Fund and the Villere Equity Fund.

St. Denis J. Villere II	George V. Young

St. Denis J. Villere III	Lamar G. Villere, CFA

Villere Funds

Footnotes:

The opinions expressed above are those of St. Denis J. Villere II, George V. Young, St. Denis J. Villere III, and Lamar G. Villere and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedules of Investments in the report for more complete information regarding fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of its representatives may give legal or tax advice.

The Lipper Balanced Fund Index is an equally weighted performance index of the largest qualifying funds in the Lipper category.  The Lipper Mid Cap Growth Fund Index invests in at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. These indices are unmanaged and returns include reinvested dividends.  The S&P 500® Total Return Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Bloomberg Barclays Capital Intermediate Government/Credit Bond Index measures the performance of the U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. It is expressed as a number of years.

It is not possible to invest directly in an index.

Mutual fund investing involves risk; loss of principal is possible.  Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  The Balanced Fund will invest in debt securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.  The Funds may invest in foreign securities.  Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.  These risks are magnified in emerging markets.  The Equity Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Past performance is not indicative of future results.

While the Funds are no-load, advisory & other expenses still apply. Please refer to the Prospectus for more information.

Must be preceded or accompanied by a current prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Villere Funds

SECTOR ALLOCATION at August 31, 2017 (Unaudited)

Balanced Fund

Sector Allocation	Percent of Net Assets

Finance & Insurance	20.5%
General Manufacturing	18.5%
Money Market Funds*	18.3%
Computer & Electronic Products	12.0%
Mining	10.2%
Professional, Scientific & Technical Services	7.5%
Information	6.2%
Food Manufacturing	4.5%
Health Care Manufacturing	3.6%
Real Estate, Rental & Leasing	3.4%
Wholesale Trade	3.2%
Transportation & Warehousing	2.9%
Utilities	2.2%
Liabilities in Excess of Other Assets	(13.0)%
Total	100.0%

*	Includes short-term investments and investments purchased with cash proceeds from securities lending.

Villere Funds

SECTOR ALLOCATION at August 31, 2017 (Unaudited)

Equity Fund

Sector Allocation	Percent of Net Assets

Finance & Insurance	23.9%
General Manufacturing	22.2%
Money Market Funds*	16.8%
Computers & Electronic Products	12.0%
Professional, Scientific & Technical Services	11.5%
Mining	6.0%
Health Care Manufacturing	5.2%
Transportation & Warehousing	5.1%
Real Estate, Rental & Leasing	4.6%
Wholesale Trade	4.4%
Liabilities in Excess of Other Assets	(11.7)%
Total	100.0%

*	Includes short-term investments and investments purchased with cash proceeds from securities lending.

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended August 31, 2017 (Unaudited)

As a shareholder of the Balanced Fund and Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other  Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/17 – 8/31/17).

Actual Expenses

The first line of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Equity Fund. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables include information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account

Villere Funds

EXPENSE EXAMPLES For the Six Months Ended August 31, 2017 (Unaudited) (Continued)

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do  so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing  costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/17	Value 8/31/17	3/1/17 – 8/31/17*
Actual	$1,000.00	$1,004.20	$4.50
Hypothetical (5%
return before expenses)	$1,000.00	$1,020.72	$4.53

*
Expenses are equal to the Balanced Fund’s annualized expense ratio for the most recent six-month period of 0.89% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Equity Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/17	Value 8/31/17	3/1/17 – 8/31/17**
Actual	$1,000.00	$ 978.40	$6.18
Hypothetical (5%
return before expenses)	$1,000.00	$1,018.95	$6.31

**
Expenses are equal to the Equity Fund’s annualized expense ratio for the most recent six-month period of 1.24% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Villere Balanced Fund

Hypothetical Value of $10,000 vs Bloomberg Barclays Capital Intermediate Government/Credit
Bond Index, Lipper Balanced Fund Index, S&P 500® Total Return Index and
Blended 65%/35% S&P 500® Total Return Index/
Bloomberg Barclays Capital Intermediate Government/Credit Bond Index

Average Annual Total Returns as of August 31, 2017

				Value of
				$10,000
	One Year	Five Year	Ten Year	(8/31/17)
Villere Balanced Fund	4.45%	6.01%	6.56%	$18,878
S&P® 500 Total Return Index	16.23%	14.34%	7.61%	$20,825
Blended 65%/35% S&P® 500 Total Return Index/
Bloomberg Barclays Capital Intermediate
Government/Credit Bond Index	10.65%	9.90%	6.54%	$18,841
Bloomberg Barclays Capital Intermediate
Government/Credit Bond Index	0.82%	1.75%	3.76%	$14,463
Lipper Balanced Fund Index	9.70%	8.33%	5.40%	$16,926

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2007, and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of dividends and capital gains.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Villere Equity Fund

Hypothetical Value of $10,000 vs S&P 500® Total Return Index,
Lipper Mid-Cap Growth Funds Index and Russell 2000 Total Return Index

Average Annual Total Returns as of August 31, 2017

			Value of
		Since	$10,000
	One Year	Inception	(8/31/17)
Villere Equity Fund	1.47%	1.87%	$10,820
S&P® 500 Total Return Index	16.23%	12.62%	$16,575
Lipper Mid-Cap Growth Funds Index	16.89%	11.06%	$15,619
Russell 2000 Total Return Index	14.91%	10.25%	$15,141

This chart illustrates the performance of a hypothetical $10,000 investment made on May 31, 2013, (the Fund’s “inception”) and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of dividends and capital gains.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2017

Shares		Value

COMMON STOCKS: 68.6%

Computer & Electronic
Products: 10.8%
198,250	Skyworks
	Solutions, Inc.	$20,887,620
125,350	Western Digital
	Corp.	11,064,644
		31,952,264

Credit Intermediation: 16.3%
134,750	Euronet
	Worldwide, Inc.[1]	13,241,883
366,805	Financial
	Engines, Inc.	12,122,905
753,704	Kearny Financial
	Corp.[4]	10,664,912
117,410	Visa, Inc. –
	Class A	12,154,283
		48,183,983

Electrical Equipment &
Appliance Manufacturing: 6.4%
868,856	Axon Enterprise,
	Inc.[1,2,3]	18,862,864

Furniture Manufacturing: 3.2%
207,916	Leggett &
	Platt, Inc.	9,557,899

Health Care Equipment
Manufacturing: 3.6%
121,960	STERIS PLC	10,630,034

Machinery: 2.0%
482,800	3D Systems
	Corp.[1,2]	6,063,968

Merchant Wholesalers &
Durable Goods: 6.8%
53,191	Acuity Brands,
	Inc.[2]	9,403,637
305,900	LKQ Corp.[1]	10,599,435
		20,003,072

Oil & Gas Extraction: 5.0%
207,700	Apache Corp.	8,067,068
531,550	Gulfport Energy
	Corp.[1]	6,660,321
		14,727,389

Professional, Scientific &
Technical Services: 5.7%
293,546	2U, Inc.[1]	14,706,654
107,757	Luminex
	Corp.[3,4]	2,082,943
		16,789,597

Rail Transportation: 2.4%
104,000	Genesee &
	Wyoming, Inc. –
	Class A1,2	7,130,240

Real Estate: 3.4%
85,552	The Howard
	Hughes Corp.[1]	10,039,527

Sporting & Recreation
Goods: 3.0%
87,697	Pool Corp.	8,742,514

TOTAL COMMON
STOCKS
(Cost $187,075,668)		202,683,351

Principal
Amount

CORPORATE BONDS: 26.1%

Air Transportation: 0.5%
	PHI, Inc.,
	5.250%,
$1,552,000	3/15/19	1,493,800

Commercial Finance: 0.2%
	John Deere
	Capital Corp.,
	2.250%,
500,000	4/17/19	505,509

Computer & Electronic
Products: 1.2%
	Hewlett-
	Packard Co.,
	3.750%,
321,000	12/1/20	336,144
	Texas Instruments,
	Inc.,
	1.000%,
3,250,000	5/1/18	3,240,121
		3,576,265

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2017 (Continued)

Principal
Amount		Value

Credit Intermediation: 3.9%
	Discover Bank,
	2.000%,
$9,605,000	2/21/18	$9,621,036
	Royal Bank
	of Canada,
	1.500%,
2,000,000	1/16/18	2,000,266
		11,621,302

Food Manufacturing: 4.5%
	Campbell
	Soup Co.,
	2.500%,
6,045,000	8/2/22	6,105,766
	Flowers
	Foods, Inc.,
	4.375%,
6,225,000	4/1/22[2]	6,684,832
	Kraft Heinz
	Food Co.,
	5.375%,
523,000	2/10/20	564,082
		13,354,680

Furniture Manufacturing: 0.3%
	Leggett &
	Platt, Inc.,
	3.400%,
970,000	8/15/22	989,363

Motion Picture
& Entertainment: 1.5%
	Viacom, Inc.,
	3.250%,
4,395,000	3/15/23	4,374,791

Oil & Gas: 3.6%
	Phillips 66,
	4.300%,
10,000,000	4/1/22	10,762,810

Oil & Gas Extraction: 1.6%
	Sanchez
	Energy Corp.,
	6.125%,
6,000,000	1/15/23[2]	4,605,000

Professional, Scientific &
Technical Services: 1.8%
	Equifax, Inc.,
	3.300%,
4,995,000	12/15/22	5,175,564

Publishing Industries: 3.6%
	Symantec Corp.,
	4.200%,
10,000,000	9/15/20	10,550,000

Securities & Financial
Services: 0.1%
	Merrill Lynch
	& Co., Inc.,
	6.875%,
250,000	11/15/18	264,910

Telecommunications: 1.1%
	Vodafone
	Group PLC,
	4.625%,
2,150,000	7/15/18	2,203,448
	4.375%,
1,000,000	3/16/21	1,071,779
		3,275,227

Utilities: 2.2%
	Southern Co.,
	2.450%,
6,600,000	9/1/18	6,646,623

TOTAL CORPORATE
BONDS
(Cost $76,628,317)		77,195,844

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2017 (Continued)

Shares	Value

SHORT-TERM
INVESTMENTS: 5.1%

Money Market Funds: 5.1%
14,950,526	Invesco
Short-Term
Government &
Agency
Portfolio –
Institutional
Class, 0.930%[5]	$14,950,526

TOTAL SHORT-TERM
INVESTMENTS
(Cost $14,950,526)	14,950,526

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 13.2%

Money Market Funds: 13.2%
38,915,291	First American
Government
Obligations
Fund, Class Z , 0.880%[5]
38,915,291

TOTAL INVESTMENTS
PURCHASED WITH
CASH PROCEEDS
FROM SECURITIES
LENDING
(Cost $38,915,291)	38,915,291

TOTAL INVESTMENTS
IN SECURITIES: 113.0%
(Cost $317,569,802)	333,745,012
Liabilities in Excess of
Other Assets: (13.0)%	(38,506,653)
TOTAL NET
ASSETS: 100.0%	$295,238,359

[1]	Non-income producing security.
[2]
This security or a portion of this security was out on loan as of August 31, 2017. Total loaned securities had a value of $37,942,062 or 12.9% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. See Note 4.

[3]	Affiliated company as defined by the Investment Company Act of 1940. See Note 7.
[4]	A portion of this security is illiquid. As of August 31, 2017, the value of illiquid securities was $12,747,855 or 4.3% of net assets. See Note 2H.
[5]	Seven-day yield as of August 31, 2017.

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2017

Shares		Value

COMMON STOCKS: 94.9%

Computer & Electronic
Products: 12.0%
23,200	Skyworks
	Solutions, Inc.	$2,444,352
21,850	Western Digital
	Corp.	1,928,700
		4,373,052

Credit Intermediation: 23.9%
21,700	Euronet
	Worldwide,
	Inc.[1]	2,132,459
57,050	Financial Engines,
	Inc.	1,885,502
53,700	First Hawaiian,
	Inc.	1,454,733
94,900	Kearny Financial
	Corp.[4]	1,342,835
18,580	Visa, Inc. –
	Class A	1,923,402
		8,738,931

Electrical Equipment &
Appliance Manufacturing: 5.1%
85,500	Axon Enterprise,
	Inc.[1,2,3]	1,856,205

Furniture Manufacturing: 3.7%
29,700	Leggett &
	Platt, Inc.	1,365,309

Health Care Equipment
Manufacturing: 5.2%
21,850	STERIS PLC	1,904,446

Machinery: 4.0%
116,016	3D Systems
	Corp.[1,2]	1,457,161

Merchant Wholesalers &
Durable Goods: 9.6%
9,220	Acuity
	Brands, Inc.	1,630,004
54,100	LKQ Corp.[1]	1,874,565
		3,504,569

Oil & Gas Extraction: 6.0%
32,650	Apache Corp.	1,268,126
73,500	Gulfport
	Energy Corp.[1]	920,955
		2,189,081

Professional, Scientific &
Technical Services: 11.5%
37,500	2U, Inc.[1]	1,878,750
14,100	Ebix, Inc.[2]	813,570
77,700	Luminex
	Corp.[3,4]	1,501,941
		4,194,261

Rail Transportation: 5.1%
27,000	Genesee &
	Wyoming, Inc. –
	Class A1	1,851,120

Real Estate: 4.6%
14,230	The Howard
	Hughes Corp.[1]	1,669,890

Sporting & Recreation
Goods: 4.2%
15,550	Pool Corp.	1,550,179

TOTAL COMMON
STOCKS
(Cost $32,575,826)		34,654,204

SHORT-TERM
INVESTMENTS: 5.2%

Money Market Funds: 5.2%
1,913,857	Invesco
	Short-Term
	Government &
	Agency
	Portfolio –
	Institutional
	Class, 0.930%[5]	1,913,857

TOTAL SHORT-TERM
INVESTMENTS
(Cost $1,913,857)		1,913,857

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2017 (Continued)

Shares	Value

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 11.6%

Money Market Funds: 11.6%
4,221,782	First American
Government
Obligations
Fund, Class Z ,
0.880%[5]	$4,221,782

TOTAL INVESTMENTS
PURCHASED WITH CASH
PROCEEDS FROM
SECURITIES LENDING
(Cost $4,221,782)	4,221,782

TOTAL INVESTMENTS
IN SECURITIES: 111.7%
(Cost $38,711,465)	40,789,843
Liabilities in Excess of
Other Assets: (11.7)%	(4,258,595)
TOTAL NET
ASSETS: 100.0%	$36,531,248

[1]	Non-income producing security.
[2]
This security or a portion of this security was out on loan as of August 31, 2017. Total loaned securities had a value of $4,085,656 or 11.2% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. See Note 4.

[3]	Affiliated company as defined by the Investment Company Act of 1940. See Note 7.
[4]	A portion of this security is illiquid. As of August 31, 2017, the value of illiquid securities was $2,844,776 or 7.8% of net assets. See Note 2H.
[5]	Seven-day yield as of August 31, 2017.

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF ASSETS AND LIABILITIES at August 31, 2017

	Balanced Fund		Equity Fund
ASSETS:
Investments in unaffiliated securities, at value
(Cost $296,924,316 and $35,331,729, respectively)	$312,799,205	*	$37,431,697 *
Investments in affiliated securities, at value
(Cost $20,645,486 and $3,379,736, respectively)	20,945,807		3,358,146
Receivables:
Fund shares sold	2,326		26,500
Dividends and interest	930,446		27,241
Securities lending income, net	17,011		1,754
Prepaid expenses	15,556		12,642
Total assets	334,710,351		40,857,980

LIABILITIES:
Payables:
Collateral received for securities lending	38,915,291		4,221,782
Fund shares redeemed	195,764		26,174
Investment advisory fees, net	191,224		25,546
Administration fees	59,095		7,717
Audit fees	22,083		22,092
Trustee fees	1,314		1,570
Fund accounting fees	8,469		7,809
Transfer agent fees	61,006		6,061
Custody fees	2,858		874
Chief Compliance Officer fees	2,225		2,225
Other accrued expenses	12,663		4,882
Total liabilities	39,471,992		4,326,732
NET ASSETS	$295,238,359		$36,531,248

COMPONENTS OF NET ASSETS
Paid-in capital	$285,144,914		$36,890,491
Undistributed (accumulated) net investment income (loss)	1,129,141		(98,343)
Accumulated net realized loss on investments	(7,210,906)		(2,339,278)
Net unrealized appreciation on investments	16,175,210		2,078,378
Net assets	$295,238,359		$36,531,248
* Includes loaned securities with a value of	$37,942,062		$4,085,656

Net Assets	$295,238,359		$36,531,248
Shares (unlimited number of shares
authorized without par value)	13,795,984		3,501,562
Net assets value, offering, and redemption price per share	$21.40		$10.43

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF OPERATIONS For the Year Ended August 31, 2017

	Balanced Fund	Equity Fund
INVESTMENT INCOME
Interest from unaffiliated investments	$2,958,514	$22,696
Dividends from unaffiliated investments	1,540,107	248,125
Dividends from affiliated investments*	160,980	21,131
Income from securities lending, net	237,390	23,563
Total investment income	4,896,991	315,515

EXPENSES
Investment advisory fees	2,577,843	284,441
Administration fees	209,101	30,802
Transfer agent fees	206,528	25,328
Miscellaneous expense	35,410	6,653
Fund accounting fees	34,134	33,116
Registration fees	31,964	25,101
Audit fees	23,082	22,654
Reports to shareholders	16,281	7,131
Trustee fees	13,862	12,286
Custody fees	11,082	5,082
Chief Compliance Officer fees	8,975	8,975
Legal fees	5,337	6,729
Insurance expense	3,302	3,778
Interest expense	25	—
Total expenses	3,176,926	472,076
Plus: prior years fees recouped	15,453	—
Net expenses	3,192,379	472,076
Net investment income (loss)	1,704,612	(156,561)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on unaffiliated investments	2,783,438	(128,821)
Net realized gain on affiliated investments*	5,635,178	310,130
Change in net unrealized appreciation/depreciation
on unaffiliated investments	11,341,385	1,673,491
Change in net unrealized appreciation/depreciation
on affiliated investments*	(5,723,092)	(1,107,526)
Net realized and unrealized gain on investments	14,036,909	747,274
Net increase in net assets
resulting from operations	$15,741,521	$590,713

*	Includes amounts for securities that were considered an affiliate during the period but are no longer an affiliate at August 31, 2017.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,704,612	$4,564,007
Net realized gain (loss) on unaffiliated investments	2,783,438	(2,091,796)
Net realized gain (loss) on affiliated investments	5,635,178	(7,745,829)
Change in net unrealized appreciation/depreciation
on unaffiliated investments	11,341,385	—
Change in net unrealized appreciation/depreciation
on affiliated investments	(5,723,092)	(3,783,508)
Net increase (decrease) in net assets
resulting from operations	15,741,521	(9,057,126)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,170,757)	(5,123,139)
From net realized gains	—	(65,241,304)
Total distributions to shareholders	(3,170,757)	(70,364,443)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change
in outstanding shares (a)	(112,752,765)	(195,325,589)
Total decrease in net assets	(100,182,001)	(274,747,158)

NET ASSETS
Beginning of year	$395,420,360	$670,167,518
End of year	$295,238,359	$395,420,360
Undistributed net investment income	$1,129,141	$2,595,286

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Value	Shares	Value
Shares sold	657,204	$13,900,129	1,855,427	$37,830,614
Shares issued in
reinvestment of
distributions	147,936	3,063,756	3,515,030	66,117,704
Shares redeemed	(6,143,517)	(129,716,650)	(15,219,541)	(299,273,907)
Net decrease	(5,338,377)	$(112,752,765)	(9,849,084)	$(195,325,589)

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(156,561)	$51,872
Net realized loss on unaffiliated investments	(128,821)	(33,132)
Net realized gain (loss) on affiliated investments	310,130	(1,716,522)
Change in net unrealized appreciation/depreciation
on unaffiliated investments	1,673,491	—
Change in net unrealized appreciation/depreciation
on affiliated investments	(1,107,526)	1,790,458
Net increase in net assets
resulting from operations	590,713	92,676

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(40,823)	—
From net realized gains	—	(582,566)
Total distributions to shareholders	(40,823)	(582,566)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change
in outstanding shares (a)	(1,271,385)	(431,078)
Total decrease in net assets	(721,495)	(920,968)

NET ASSETS
Beginning of year	$37,252,743	$38,173,711
End of year	$36,531,248	$37,252,743
Undistributed (Accumulated) net
investment income (loss)	$(98,343)	$40,823

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2017		August 31, 2016
	Shares	Value	Shares	Value
Shares sold	356,239	$3,745,592	352,275	$3,370,016
Shares issued in
reinvestment of
distributions	3,843	40,043	61,543	572,351
Shares redeemed (b)	(479,245)	(5,057,020)	(462,317)	(4,373,445)
Net decrease	(119,163)	$(1,271,385)	(48,499)	$(431,078)

(b)	Net of redemption fees of $699 and $888, respectively.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2017	2016	2015	2014	2013
Net asset value,
beginning of year	$20.67	$23.12	$26.67	$23.75	$20.42

INCOME FROM INVESTMENT OPERATIONS:
Net investment income#	0.10	0.19	0.23	0.25	0.11
Net realized and unrealized
gain (loss) on investments	0.81	0.11	(2.40)	3.16	3.69
Total from
investment operations	0.91	0.30	(2.17)	3.41	3.80

LESS DISTRIBUTIONS:
From net
investment income	(0.18)	(0.20)	(0.30)	(0.10)	(0.13)
From net realized gain	—	(2.55)	(1.08)	(0.39)	(0.34)
Total distributions	(0.18)	(2.75)	(1.38)	(0.49)	(0.47)
Net asset value, end of year	$21.40	$20.67	$23.12	$26.67	$23.75

Total return	4.45%	2.50%	(8.19)%	14.51%	18.96%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$295.2	$395.4	$670.2	$1,209.2	$820.3

Portfolio turnover rate	18%	14%	15%	25%	17%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed/recouped	0.93%	0.97%	0.88%	0.86%	0.90%
After fees waived/recouped and
expenses absorbed/recouped	0.93%	0.97%	0.88%	0.86%	0.90%

RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed/recouped	0.50%	0.93%	0.70%	1.02%	0.58%
After fees waived/recouped and
expenses absorbed/recouped	0.50%	0.93%	0.70%	1.02%	0.58%

#	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

						Period
						Ended
	Year Ended August 31,					August 31,
	2017	2016	2015	2014		2013*
Net asset value,
beginning of year/period	$10.29	$10.40	$11.85	$10.29		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)#	(0.04)	0.01	(0.03)	(0.00	)(1)	(0.01)
Net realized and unrealized
gain (loss) on investments	0.19	0.04	(1.23)	1.56		0.30
Total from investment operations	0.15	0.05	(1.26)	1.56		0.29
Paid-in capital from
redemption fees	0.00 (1)	0.00 (1)	0.00 (1)	0.00	(1)	—

LESS DISTRIBUTIONS:
From net
investment income	(0.01)	—	—	—		—
From net realized gain	—	(0.16)	(0.19)	—		—
Total distributions	(0.01)	(0.16)	(0.19)	—		—
Net asset value,
end of year/period	$10.43	$10.29	$10.40	$11.85		$10.29

Total return	1.47%	0.68%	(10.62)%	15.16%		2.90%^

SUPPLEMENTAL DATA:
Net assets, end of
year/period (millions)	$36.5	$37.3	$38.2	$46.2		$23.8

Portfolio turnover rate	25%	32%	32%	13%		0%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed/recouped	1.24%	1.24%	1.10%	1.20%		2.40	%+
After fees waived/recouped and
expenses absorbed/recouped	1.24%	1.24%	1.16%	1.25%		1.25	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed/recouped	(0.41)%	0.15%	(0.15)%	(0.02)%		(1.69	)%+
After fees waived/recouped and
expenses absorbed/recouped	(0.41)%	0.15%	(0.21)%	(0.07)%		(0.54	)%+

*	The Fund commenced operations on May 31, 2013.
#	Calculated using the average shares outstanding method.
(1)	Does not round to $(0.01) or $0.01, as applicable.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2017

NOTE 1 – ORGANIZATION

The Balanced Fund and the Equity Fund are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Balanced Fund commenced operations on September 30, 1999. The Equity Fund commenced operations on May 31, 2013.

The investment objective of the Balanced Fund is to seek long-term capital growth consistent with preservation of capital and balanced by current income. The Balanced Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

The Equity Fund seeks to achieve long term growth. The Equity Fund seeks to achieve its objective by investing in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2017 (Continued)

Debt securities are valued by using the evaluated mean prices supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2017 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2017. See the Schedules of Investments for industry breakouts.

Balanced Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$202,683,351	$—	$—	$202,683,351
Corporate Bonds	—	77,195,844	—	77,195,844
Short-Term
Investments	14,950,526	—	—	14,950,526
Investments
Purchased with Cash
Proceeds from
Securities Lending	38,915,291	—	—	38,915,291
Total Investments
in Securities	$256,549,168	$77,195,844	$—	$333,745,012

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2017 (Continued)

Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$34,654,204	$—	$—	$34,654,204
Short-Term
Investments	1,913,857	—	—	1,913,857
Investments
Purchased with Cash
Proceeds from
Securities Lending	4,221,782	—	—	4,221,782
Total Investments
in Securities	$40,789,843	$—	$—	$40,789,843

It is the Funds’ policy to recognize transfers between levels at the end of each Fund’s reporting period.

There were no transfers made into or out of Level 1, 2, or 3 for the year ended August 31, 2017.

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  For the fiscal year ended August 31, 2017, the Funds had the following capital loss carryovers available for federal income tax purposes:

	Balanced Fund	Equity Fund
Unlimited Short-Term	$—	$194,423
Unlimited Long-Term	7,210,906	2,144,855
	$7,210,906	$2,339,278

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2017 (Continued)

As of August 31, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Funds identify major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts.  As of August 31, 2017, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income and securities lending income are recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. Each Fund’s shares will not

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2017 (Continued)

be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Equity Fund charges a 2.00% redemption fee on shares held less than 60 calendar days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Equity Fund retains the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2017, the following adjustments were made(a):

	Balanced Fund	Equity Fund
Net Investment Income/(Loss)	$—	$58,218
Paid-in Capital	—	(58,218)

(a) These differences are primarily due to net operating loss.

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2017 (Continued)

K.
Recently Issued Accounting Pronouncement.  In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for each Fund. Under each Agreement, the Adviser furnishes all investment advice, office space, and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% for the Balanced Fund and Equity Fund based upon the average daily net assets of each Fund. For the year ended August 31, 2017, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses to 0.99% and 1.25% of each Fund’s average daily net assets for the Balanced Fund and Equity Fund, respectively. The contract terms are indefinite and may be terminated only by the Board of Trustees. Upon Board approval, the Adviser is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses prior to the end of the three years after payment. For the year ended August 31, 2017, the Adviser recouped $15,453 in fees for the Balanced Fund. As of August 31, 2017, the Adviser has recouped all eligible fees previously waived. Each Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, USBFS maintains the Funds’ books and

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2017 (Continued)

records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the year ended August 31, 2017, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank NA (the “Custodian”) serves as the Funds’ custodian. Both the Distributor and Custodian are affiliates of USBFS.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board of Trustees. For the year ended August 31, 2017, the Sub-Transfer Agent Fees and Transfer Agent Fees were as follows:

	Transfer Agent Fees	Sub-Transfer
	paid to USBFS	Agent Fees
Balanced Fund	$41,564	$164,964
Equity Fund	21,421	3,907

NOTE 4 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank NA. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors, including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of August 31, 2017, the Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2017 (Continued)

of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

As of August 31, 2017, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

	Market Value of	Payable on
	Securities on Loan	Collateral Received
Balanced Fund	$37,942,062	$38,915,291
Equity Fund	4,085,656	4,221,782

Offsetting Assets and Liabilities. The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following is a summary of the transactions subject to the Agreement as of August 31, 2017:

			Gross	Net	Gross Amounts Not
			Amounts	Amounts	Offset in the Statements
			Offset	Presented	of Assets & Liabilities
			in the	in the
			Statements	Statements		Cash
		Gross	of Assets &	of Assets &	Financial	Collateral	Net
		Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Balanced	Collateral
Fund	received for
securities
	loaned	$38,915,291	$—	$38,915,291	$38,915,291	$—	$—
Equity	Collateral
Fund	received for
securities
	loaned	$4,221,782	$—	$4,221,782	$4,221,782	$—	$—

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act). The Schedules of Investments for the Funds include the particular cash collateral holding as of August 31, 2017. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2017 (Continued)

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2017, the cost of purchases and proceeds from the sales and maturities of securities, excluding short-term investments were as follows:

	Purchases	Sales
Balanced Fund	$56,707,064	$156,796,538
Equity Fund	10,190,621	8,200,929

For the year ended August 31, 2017, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2017 and the year ended August 31, 2016 for the Funds were as follows:

Balanced Fund
	2017	2016
Distributions paid from:
Ordinary income	$3,170,757	$5,123,263
Long-term capital gain	—	65,241,180
	$3,170,757	$70,364,443
Equity Fund
	2017	2016
Distributions paid from:
Ordinary income	$40,823	$17
Long-term capital gain	—	582,549
	$40,823	$582,566

Distribution classification may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2017 (Continued)

As of August 31, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Balanced Fund
Cost of investments	$317,569,802
Gross tax unrealized appreciation	43,443,668
Gross tax unrealized depreciation	(27,268,458)
Net tax unrealized appreciation	16,175,210
Undistributed ordinary income	1,129,141
Undistributed long-term capital gain	—
Total distributable earnings	1,129,141
Other accumulated losses	(7,210,906)
Total accumulated gains	$10,093,445

Equity Fund
Cost of investments	$38,711,465
Gross tax unrealized appreciation	6,582,611
Gross tax unrealized depreciation	(4,504,233)
Net tax unrealized appreciation	2,078,378
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(2,437,621)
Total accumulated losses	$(359,243)

Under tax law, net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At August 31, 2017, there were no post-October losses in the Funds.

At August 31, 2017, the Funds deferred, on a tax basis, qualified late year losses, consisting of the following:

	Post-October	Ordinary Late
	Losses	Year Losses
Balanced Fund	$—	$—
Equity Fund	$—	$98,343

NOTE 7 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Adviser. For the year ended August 31, 2017, the Funds had the following transactions with affiliated companies:

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2017 (Continued)

Balanced Fund
As of August 31, 2017, the value of all securities of affiliated companies held in the Balanced Fund amount to $20,945,807, representing 7.1% of net assets.

	Share/Par
	Balance at	Value at
	August 31,	August 31,
	2017	2016	Acquisitions	Dispositions
Axon Enterprises, Inc.[1]	868,856	28,859,995	—	—
EPIQ Systems, Inc.	—	20,757,819	—	20,858,954
Luminex Corp.	107,757	12,270,684	—	9,940,417
3D Systems Corp.[2]	482,800	14,827,700	—	12,197,271
Kearny Financials, Inc.[2]	753,704	16,703,169	—	7,120,032

		Change in
		Unrealized	Value at	Dividend
	Realized	Appreciation/	August 31,	Income
	Gain (Loss)	Depreciation	2017	and Interest
Axon Enterprises, Inc.[1]	$—	$(9,997,131)	$18,862,864	$—
EPIQ Systems, Inc.	4,571,765	(4,470,630)	—	—
Luminex Corp.	1,108,347	(1,355,671)	2,082,943	64,245
Total			$20,945,807

3D Systems Corp.[2]	(3,047,889)	6,481,428	6,063,968	—
Kearny Financials, Inc.[2]	2,134,632	(1,052,857)	10,664,912	96,735
Total	$4,766,855	$(10,394,861)		$160,980

[1]	Formerly known as Taser International, Inc.
[2]	This security was considered an affiliate during the period but is no longer an affiliate at August 31, 2017.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2017 (Continued)

Equity Fund
As of August 31, 2017, the value of all securities of affiliated companies held in the Equity Fund amount to $3,358,146, representing 9.2% of net assets.

	Share
	Balance at	Value at
	August 31,	August 31,
	2017	2016	Acquisitions	Dispositions
Axon Enterprises, Inc.[1]	85,500	2,315,340	—	—
EPIQ Systems, Inc.	—	1,428,540	—	1,435,500
Luminex Corp.	77,700	2,117,535	—	451,789
3D Systems Corp.[2]	116,016	1,682,232	—	—
Kearny Financials, Inc.[2]	94,900	1,299,181	—	—

		Change in
		Unrealized	Value at
	Realized	Appreciation/	August 31,	Dividend
	Gain (Loss)	Depreciation	2017	Income
Axon Enterprises, Inc.[1]	$—	$(459,135)	$1,856,205	$—
EPIQ Systems, Inc.	303,075	(296,115)	—	—
Luminex Corp.	7,055	(170,860)	1,501,941	10,692
Total			$3,358,146
3D Systems Corp.[2]	—	(225,071)	1,457,161	—
Kearny Financials, Inc.[2]	—	43,654	1,342,835	10,439
Total	$310,130	$(1,107,527)		$21,131

[1]	Formerly known as Taser International, Inc.
[2]	This security was considered an affiliate during the period but is no longer an affiliate at August 31, 2017.

NOTE 8 – CREDIT FACILITY

U.S. Bank NA has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expenses for the year ended August 31, 2017, are disclosed in the Statements of Operations. Credit facility activity for the year ended August 31, 2017, was as follows:

	Balanced Fund	Equity Fund
Maximum available credit	$45,000,000	$2,500,000
Largest amount outstanding
on an individual day	16,000	—
Average daily loan outstanding	48	—
Credit facility outstanding as
of August 31, 2017	—	—
Average interest rate	4.00%	—

Villere Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Villere Balanced Fund and
Villere Equity Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Villere Balanced Fund and Villere Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, as of August 31, 2017 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated within the financial statements. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Villere Balanced Fund and Villere Equity Fund as of August 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated within the financial statements, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2017

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on August 22, 2017, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and St. Denis J. Villere & Company, LLC (the “Adviser”) for the Villere Balanced Fund and the Villere Equity Fund (each, a “Fund” and together, the “Funds”).  At this meeting and at a prior meeting held on May 25, 2017, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2017.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Villere Balanced Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year and five-year periods, and outperformed its peer group median for the ten-year period.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year, three-year, five-year and ten-year periods.  The Board also noted that the Fund underperformed its secondary benchmark for the one-year, three-year and five-year periods and outperformed for the ten-year period.  The Board also considered that the Fund slightly underperformed the Adviser’s balanced composite for the one-year, three-year, and five-year periods and slightly outperformed the balanced composite for the ten-year period ended March 31, 2017.

For the Villere Equity Fund, the Board noted that the Fund underperformed its peer group median for the one-year and three-year periods.  The Board also considered the underperformance of the Fund against its broad-based securities market benchmark for the one-year and three-year periods.  The Board also noted that the Fund underperformed its secondary benchmark for the one-year and three-year periods.  The Board also considered that the Fund underperformed the Adviser’s equity composite for the one-year and three-year periods ended March 31, 2017 and the reasons given by the Adviser for such underperformance.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees noted that the fees charged to each Fund as compared to the fees charged by the Adviser to its similarly managed separate account clients differed due to a number of factors.

For the Villere Balanced Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.99% for the Fund (the “Expense Cap”), but was currently operating slightly below this level.  The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Villere Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.25% for the Fund (the “Expense Cap”), but was currently operating slightly below this level.  The Board noted that the Fund’s advisory fee was at its peer group median and lower than its peer group average, and the net expense ratio was higher than the peer group median and average.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board also noted that each Fund’s annual expense ratio is currently below its respective Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

considered the profitability to the Adviser from its relationship with the Funds and considered that there were no additional benefits derived by the Adviser from its relationship with the Funds.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for the day-today operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	2	Director,
(born 1943)	and	Term;	Talon Industries, Inc.		PNC Funds
c/o U.S. Bancorp	Trustee	Since	(business consulting);		(34 series),
Fund Services, LLC		May	formerly, Executive		PNC
2020 E. Financial Way		1991.	Vice President and		Advantage
Suite 100			Chief Operating		Funds
Glendora, CA 91741			Officer, Integrated		(1 series).
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	Trustee, The
(born 1939)		Term;	formerly, Chief		Dana
c/o U.S. Bancorp		Since	Executive Officer,		Foundation.
Fund Services, LLC		May	Rockefeller Trust Co.,
2020 E. Financial Way		1991.	(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon,
Inc. (international consumer
products conglomerate).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	2	Interested
(born 1973)		Term;	Officer, Direxion		Trustee,
c/o U.S. Bancorp		Since	Funds since		Direxion
Fund Services, LLC		September	2013; formerly,		Funds
2020 E. Financial Way		2011.	Senior Vice President		(24 series),
Suite 100			and Chief Financial		Direxion
Glendora, CA 91741			Officer (and other		Shares ETF
			positions), U.S.		Trust
			Bancorp Fund		(142 series)
			Services, LLC		and Direxion
			1997-2013.		Insurance
Trust.

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee,
c/o U.S. Bancorp		Since	Executive Vice		AMG Funds
Fund Services, LLC		May	President, Investment		(67 series);
2020 E. Financial Way		1991.	Company		Advisory
Suite 100			Administration, LLC		Board
Glendora, CA 91741			(mutual fund		Member,
			administrator).		Sustainable
Growth
Advisers,
LP;
Independent
Director,
Chase
Investment
Counsel.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S.
Fund Services, LLC		March	Bancorp Fund
2020 E. Financial Way		2013.	Services, LLC,
Suite 100	Secretary	Indefinite	since July 2007.
Glendora, CA 91741		Term;
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since November
Milwaukee, WI 53202			2007.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2017.	since October
Milwaukee, WI 53202			2006.

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer,
Fund Services, LLC		July	U.S. Bancorp Fund
615 East Michigan St.		2011.	Services, LLC
Milwaukee, WI 53202	Anti-	Indefinite	since August 2004.
	Money	Term;
	Laundering	Since
	Officer	July
2011.
	Vice	Indefinite
	President	Term;
Since
July
2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Villere Funds

FEDERAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Balanced Fund	80.55%
Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2017 was as follows:

Balanced Fund	77.68%
Equity Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Balanced Fund	0.00%
Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 209-1129 or by accessing the Funds’ web site at www.villere.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

Villere Funds

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129. Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov. Each Fund’s N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1129. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.villere.com.

Villere Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
777 E. Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. Bank NA
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

Villere Equity Fund
Symbol – VLEQX
CUSIP – 74316J391

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Insert name of individual is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Villere Balanced Fund

	FYE 8/31/2017	FYE 8/31/2016
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Villere Equity Fund

	FYE 8/31/2017	FYE 8/31/2016
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2017	FYE 8/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2017	FYE 8/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2017	FYE 8/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2017	FYE 8/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    November 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    November 6, 2017

By (Signature and Title)  /s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    November 6, 2017

* Print the name and title of each signing officer under his or her signature.